SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       Mortgage Pass-Through Certificates
                                 Series 2001-a

On May 25, 2002, The Bank of New York, as Trustee for BOA, Mortgage Pass-Through Certificates Series 2001-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2001, among BOA as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, Mortgage Pass-Through Certificates Series 2001-a relating to the distribution date of May 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2002


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2002



                             Payment Date: 05/25/02


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-a
                     Bank of America, NA., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        108,692,103.95    6.679687%    14,717,014.92    601,140.14   15,318,155.05       0.00   3,884.23
                        A2          1,138,422.89    6.679687%       154,143.55      6,296.24      160,439.79       0.00      40.68
Residual                AR                  0.00    6.679687%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,899,548.13    6.679687%       255,332.58     21,567.11      276,899.70       0.00     139.35
                        B2          2,339,728.88    6.679687%       153,199.55     12,940.27      166,139.82       0.00      83.61
                        B3            910,209.30    6.679687%        59,598.21      5,034.07       64,632.28       0.00      32.53
                        B4            779,909.63    6.679687%        51,066.52      4,313.42       55,379.94       0.00      27.87
                        B5            519,310.28    6.679687%        34,003.13      2,872.13       36,875.26       0.00      18.56
                        B6            650,567.35    6.679687%        42,597.41      3,598.07       46,195.48       0.00      23.25
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        118,929,800.40     -           15,466,955.87    657,761.45   16,124,717.32     -        4,250.09
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         93,975,089.03          3,884.23
                                A2            984,279.34             40.68
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,644,215.54            139.35
                                B2          2,186,529.33             83.61
                                B3            850,611.09             32.53
                                B4            728,843.11             27.87
                                B5            485,307.15             18.56
                                B6            607,969.94             23.25
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        103,462,844.54          4,250.09
--------------------------------------------------------------------------------

                             Payment Date: 05/25/02


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-a
                     Bank of America, NA., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    108,692,103.95     6.679687% 060506YZ9    55.970788      2.286217    357.399907
                           A2      1,138,422.89     6.679687% 060506ZH8    55.970788      2.286217    357.399907
Residual                   AR              0.00     6.679687% 060506ZA3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,899,548.13     6.679687% 060506ZB1    61.823870      5.222061    882.376645
                           B2      2,339,728.88     6.679687% 060506ZC9    61.823870      5.222061    882.376645
                           B3        910,209.30     6.679687% 060506ZD7    61.823870      5.222061    882.376645
                           B4        779,909.63     6.679687% 060506ZE5    61.823870      5.222061    882.376645
                           B5        519,310.28     6.679687% 060506ZF2    61.823870      5.222061    882.376645
                           B6        650,567.35     6.679687% 060506ZG0    61.823756      5.222064    882.377322
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     118,929,800.40       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-a
                     Bank of America, NA., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       103,462,844.32   103,462,844.32
Loan count                    238              238
Avg loan rate           7.197797%             7.20
Prepay amount       15,359,464.69    15,359,464.69

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        21,925.37        21,925.37
Sub servicer fees            0.00             0.00
Trustee fees               396.43           396.43


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       1,976,140.36     1,976,140.36


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.814004%           100.000000%            109,830,526.85
   -----------------------------------------------------------------------------
   Junior            7.185996%             0.000000%              8,503,476.16
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 2,060,514.72
60 to 89 days                           0                         0.00
90 or more                              1                   485,631.37
Foreclosure                             0                         0.00

Totals:                                 5                 2,546,146.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                747,450.09
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,124,717.32         16,124,717.32
Principal remittance amount           15,466,955.87         15,466,955.87
Interest remittance amount               657,761.45            657,761.45